UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2025
Registrant, State or Other Jurisdiction
of Incorporation or Organization

Commission File Number	Address of Principal Executive Offices, Zip Code and Telephone Number	IRS Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
	(a Texas corporation) 1111 Louisiana
	Houston	Texas	77002
	(713) 207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
	(a Delaware corporation) 1111 Louisiana
	Houston	Texas	77002
	(713) 207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, par value $0.01 per share	CNP	The New York Stock Exchange NYSE Texas
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On April 25, 2025, CenterPoint Energy, Inc. (the “Company”) issued a press release announcing the commencement of the Tender Offers (as defined below). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished in Item 7.01 and Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.
On April 25, 2025, the Company announced the commencement of cash tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) pursuant to its Offer to Purchase dated April 25, 2025 for (i) up to $600,000,000 aggregate purchase price (excluding accrued and unpaid interest) of its 5.25% Senior Notes due 2026, 3.70% Senior Notes due 2049, 4.25% Senior Notes due 2028, 5.40% Senior Notes due 2029, 2.95% Senior Notes due 2030 and 2.65% Senior Notes due 2031 (collectively, the “CenterPoint Energy Notes”) and (ii) up to $400,000,000 aggregate purchase price (excluding accrued and unpaid interest) of the 4.10% Senior Notes due 2047, 5.40% Senior Notes due 2033, 5.25% Senior Notes due 2028, 5.40% Senior Notes due 2034 and 4.40% Senior Notes due 2032 (collectively, the “CERC Notes” and, together with the CenterPoint Energy Notes, the “Notes”) issued by its wholly-owned subsidiary, CenterPoint Energy Resources Corp. (“CERC”). The purpose of the Tender Offers is to reduce the Company’s and CERC’s outstanding indebtedness. Notes purchased pursuant to the Tender Offers will be cancelled. The Company expects to consummate the Tender Offers with cash on hand and borrowings under the Company’s and CERC’s commercial paper programs.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit Number	Exhibit Description

99.1	Press Release issued by the Company on April 25, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 25, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: April 25, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer